SOFTWARE SERVICES AGREEMENT

                                                                  EXHIBIT 10.21


This Software Services Agreement (the "Agreement") covers the terms and conditions under which Fidelity National Financial, Inc. will pay Micro General Corporation certain monthly payments in consideration for Micro General Corporation's agreement to provide Fidelity National Financial, Inc. services, including, but not limited to, software and data processing services, and for other good and valuable consideration, the receipt and sufficiency of which Fidelity National Financial, Inc. hereby acknowledges.

The specific monthly payment amount ( the "Payment") and the period over which the Payments are to be made (the "Transaction") are specified in the table below. Fidelity National Financial, Inc. agrees to the terms of this Agreement by signing below.

  Term          Monthly Payment Amount        Payment Commencement Date
  ----          ----------------------        -------------------------
24 Months              59,656.11                       3/15/01

This Agreement is the complete agreement regarding the Transaction and replaces any prior oral or written communications between both parties.

By signing below, both parties agree to the terms of this Agreement. There shall be only one original of this Agreement.



AGREED TO:                                     AGREED TO:

FIDELITY NATIONAL FINANCIAL, INC.              MICRO GENERAL CORP


By: /S/ PATRICK F. STONE                      By: /S/ JOHN SNEDEGAR
    ----------------------------                  ----------------------------
    Authorized signature                          Authorized signature

Name: /S/ PATRICK F. STONE                    Name: JOHN SNEDEGAR
      --------------------------                    --------------------------

Date: March 5, 2001                           Date: 02/28/01
      --------------------------                    --------------------------

Agreement: GEC-SSA-001

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SOFTWARE SERVICES AGREEMENT


PART 1- DEFINITIONS

1.0     DEFINITIONS

Term is 24 months and it is the number of payment periods of the Transaction. The Term of the Transaction begins on the date of this Agreement. It ends on the last day of the last payment period.

PART 2 - PAYMENT

2.1     FIDELITY NATIONAL FINANCIAL, INC.'S OBLIGATION TO PAY

Payments specified in the table set forth above shall be made monthly on the 30th calendar day of each month. Fidelity National Financial, Inc. acknowledges and understands that the terms and conditions of this Agreement enables Micro General Corp to sell and assign it's interest in, or grant a security interest in, this Agreement and the Payments payable hereunder, in whole or in part, to GE Capital ("GE Capital" to secure Micro General Corp's obligations to GE Capital and that GE Capital has extended certain financing to Micro General Corp in reliance on Fidelity National Financial, Inc.'s unconditional obligation to make the Payments and Micro General Corp's assignment of Micro General Corp's interest in such Payments to GE Capital. Fidelity National Financial, Inc.'s obligation to make the Payments shall be absolute and unconditional and shall not be affected by any right of set-off, defense or counterclaim of any kind whatsoever against Micro General Corp or GE Capital or by the termination of any service, or any dispute Fidelity National Financial, Inc. may have with respect to any service, Micro General Corp may provide to Fidelity National Financial, Inc.

2.2     PAYMENT COMMENCEMENT

Payment starts on the Payment Commencement Date specified above.

23      DELINQUENT PAYMENTS

If Fidelity National Financial, Inc. does not make a payment by its due date, Fidelity National Financial, Inc. agrees to pay Micro General Corp, on demand, an additional 2% per month late charge or the maximum allowed by law, whichever is less. The late charge will accrue on a cumulative basis until the outstanding payments and late charges are paid

PART 3 - GENERAL

3.1     EVENTS OF DEFAULT

Fidelity National Financial, Inc. will be in default if

1. Fidelity National Financial, Inc. does not pay any amount within seven days after its due date;

2. Fidelity National Financial, Inc. makes an assignment for the benefit of creditors, or Fidelity National Financial, Inc. consents to the appointment of a trustee or receiver, or either is appointed for Fidelity National Financial, Inc. or for a substantial part of Fidelity National Financial, Inc.'s property without Fidelity National Financial, Inc.'s consent;

3. any petition or proceeding is filed by or against Fidelity National Financial, Inc. under any bankruptcy, insolvency, or similar law;

4. Fidelity National Financial, Inc. breaches any other provision of this Agreement and that breach continues for fifteen days after Fidelity National Financial, Inc. receives written notice from Micro General Corp; or

5. Fidelity National Financial, Inc. makes a bulk transfer subject to the provisions of the Uniform Commercial Code or otherwise disposes of substantial assets without receiving equivalent value.

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SOFTWARE SERVICES AGREEMENT


3.2     REMEDIES

If Fidelity National Financial, Inc. is in default, We may do one or more of the following:

1. declare the Transaction and all associated Transactions to be in default;

2. immediately recover from Fidelity National Financial, Inc. all amounts that are or will be due;

3. immediately recover from Fidelity National Financial, Inc. reasonable attorney's fees and legal expenses incurred in exercising any of Micro General Corp's rights under this Agreement.

We may pursue any other remedy available at law or in equity.

3.3     ASSIGNMENT

1. Fidelity National Financial, Inc. may not assign this Agreement or Fidelity National Financial, Inc.'s rights under it, or delegate Fidelity National Financial, Inc.'s obligations. Any attempt to do so is void;

2. Micro General Corp shall sell and assign all of Micro General Corp's interests or grant a security interest in all of Micro General Corp's right, title and interest under this Agreement to GE Capital to secure Micro General Corp's obligations to GE Capital.

3. Fidelity National Financial, Inc. and Micro General Corp agree that neither of us may do any of the following without the prior written consent of GE Capital, and that any attempt to do so shall be void and of no force or affect against GE Capital:

        (a) make, or accept, any payment or pre-payment of the Payments other than as specified in this Agreement;

        (b) amend, supplement or otherwise modify the terms of this Agreement or grant or accept any waiver of compliance with, or release of any of Fidelity National Financial, Inc.'s obligations under this Agreement;

4. Fidelity National Financial, Inc. agrees that upon notice from GE Capital that Micro General Corp is in default of it's obligations to GE Capital, Fidelity National Financial, Inc. shall make all Payments hereunder directly to GE Capital as specified by GE Capital in such notice.

3.4     GENERAL

If any provision of this Agreement becomes invalid or unenforceable, all other provisions remain in effect. Micro General Corp's failure to require full performance or Micro General Corp's waiver of any provision in this Agreement does not prevent Micro General Corp from requiring full performance of all provisions in the future.

3.5     NOTICES

All notices under this Agreement will be delivered in person or mailed, to Fidelity National Financial, Inc. at Fidelity National Financial, Inc.'s address or to Micro General Corp at Micro General Corp's address or to such other address as Micro General Corp, or Micro General Corp's assignee may specify to Fidelity National Financial, Inc.

GOVERNING LAW

The laws of the State of California govern this Agreement.

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Equipment and financing Description in support of SSA Agreement dated 2/28/01 for monthly payments of $59,656.11 for 24 months:

Financing through GE Capital for 24 months,

CISCO Servers
CISCO Firewall equipment
CISCO sensors
CISCO Catalyst equipment
CISCO High-end Routers
and related software, other hardware, and services

Above equipment being acquired through third party vendor, Network Catalyst, who's invoices for the above equipment will be paid directly by GE Capital. Total amount financed is $1,293,000.